                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 3, 1996, in the Registration Statement (Form S-1) and related Prospectus of Trident Rowan Group Inc. dated April 23, 1997


                                          /s/ Reconta Ernst & Young


Milan, Italy
April 23, 1997